Exhibit 99.1

Worksport Announces New Partnership With Large Distributor In The Midwest

West Seneca, New York, June 05, 2024 - Worksport Ltd. (NASDAQ: WKSP), a key U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is excited to announce a new sales partnership with a prominent Midwest distributor, renowned for its 50-year legacy in the automotive industry. Additionally, the Company is pleased to highlight its early execution and the growing opportunities within Worksport's product lineup.

Having recently projected a robust 300-433% year-over-year revenue increase for 2024, Worksport is rapidly expanding its brand across the United States. The Company kicked off full-scale production in January 2024, launched direct-to-consumer sales in late March 2024, and has quickly received significant interest from dealers and consumers.

Worksport's strategic expansion into the Midwest underscores its aggressive growth plans and an expanding presence in the automotive industry. "This partnership goes beyond simply broadening our distribution network; it's about enhancing the Worksport brand's visibility among American consumers and strengthening our position in the market," stated Steven Rossi, CEO of Worksport.

Worksport believes it is poised to seize substantial market opportunities presented by their cutting-edge product lines. An overview of Worksport's product opportunities:

Tonneau Covers: With an estimated market size of 7.77MM covers annually, Worksport aims to aggressively capture the market with its strategically positioned covers. Worksport targets growth of its cover segment to a 9-figure revenue operation within 3 years.

• Worksport Soft Covers: Currently sold under both the Worksport brand and private label, these entry-level products are expected to drive consistent revenue and increase market share.

• Made-in-America AL3 Hard Covers: Worksport holds $6 million in strategically prepared inventory, poised for rapid turnover. Direct-to-consumer sales of the Worksport AL3 cover are showing very promising early signs.

• Highly Anticipated AL4 Covers: These unique covers are expected to drive significant additional demand. More information will be available soon, with an anticipated launch to Worksport's dealer and distribution network in early Q4 2024.

Clean Energy Products: Worksport is scheduled to launch multiple products in the clean-tech space, expecting to enter and vitally alter multi-billion-dollar markets;

  First-to-Market Solar Cover: Targeting a summer launch, this product is anticipated to revolutionize the market with its integrated solar technology. The "SOLIS" tonneau cover is highly anticipated for the best-selling vehicles in the United States, like the Ford F-150, RAM 1500, and Chevy Silverado.

• Modular Portable Battery Generator: Complementing the Company's solar cover, this system, branded as "COR", will offer versatile energy solutions that resonate with eco-conscious consumers. This system will have many peripheral benefits, and Worksport anticipates growing the COR product line, offering multiple product applications.

• Worksport's Extreme Climate Heat - Pump: Having displayed very promising early-testing results, Worksport's innovative heat-pump is rapidly progressing in development. It targets a market expected to exceed USD $142 Billion by 2024.

Robust Intellectual Property and Strong Assets

Worksport is underpinned by a robust intellectual property portfolio, which not only protects its innovation and branding but also strengthens its competitive position in the market. "With over 160 issued and pending patents and trademarks, our robust IP portfolio is pivotal as we introduce groundbreaking products and continue to capture and create significant market segments," Rossi added.

Bright Road Ahead

Worksport management encourages you to keep a close watch as we prepare to reveal significant developments and industry-first products. Be part of our journey as we forge a legacy in innovation. Stay tuned for more news and updates.

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Key Press-Releases released in 2024:

  May 23, 2024: Worksport Sets Guidance for 300-433% Revenue Growth in 2024
  May 16, 2024: Worksport Reports 1,506% Q1 Revenue Surge
  May 8, 2024: Worksport Announces $2.8MM Grant
  April 25, 2024: Worksport Signals Undervalued Status, Eyes Major 2024 Growth
  March 18, 2024: $2.8MM Direct Offering Priced At-The-Market.
  March 6, 2024: Worksport to Launch Innovative SOLIS & COR Products This Summer
  February 7, 2024: Infineon and Worksport Announce Collaboration
  January 24, 2024: Worksport Unveils AL3- Made in the USA Tonneau Cover

Read all press releases: Link to all press releases

For more information about Worksport Ltd., its products, or to arrange an interview with management, please contact investor relations, information listed below.

Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128
W: investors.worksport.com W: https://worksport.com  E: investors@worksport.com

About Worksport

Worksport Ltd. (NASDAQ: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy's website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company's social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the "Accounts"), the links of which are links to external third party websites, as well as sign up for the Company's newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Steven Obadiah, Investor Relations, Worksport Ltd.  T: 1 (888) 554-8789 -128
W: investors.worksport.com    W: www.worksport.com    E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain "forward‐looking statements." Forward‐looking statements reflect the current view about future events. When used in this press release, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," "project," "should," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward‐looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.